                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 1, 2004
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                             Net Perceptions, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                          000-25781            41-1844584
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(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)

         One Landmark Square, 22nd Floor Stamford CT                   06901
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         (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: 203-428-2040
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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing

On September 2, 2004, the Company announced that it received a notice from the staff of The Nasdaq Stock Market dated September 1, 2004, that the Company's common stock will be delisted from the Nasdaq SmallCap Market effective as of the opening of business on Friday, September 3, 2004, under the discretionary authority granted by Nasdaq Marketplace Rules 4300 and 4330(a)(3). In response, the Company intends to coordinate with a market-maker in the Company's securities in order to initiate trading of the Company's common stock on the OTC
Bulletin Board. Additional information concerning this matter is set forth in the Company's September 2, 2004 press release, a copy of which is attached as
Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits. The following exhibits are included pursuant to Item 601 of
     Regulation S-K:

         Exhibit 99.1 Press Release dated September 2, 2004.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NET PERCEPTIONS, INC.

Date: September 2, 2004                 By:  /s/ Nigel P. Ekern
                                             ------------------------
                                                 Nigel P. Ekern
                                                 Chief Administrative Officer

                                  EXHIBIT INDEX

     Number                                Exhibit
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     Exhibit 99.1                          Press Release dated September 2, 2004